UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2015

VERIFYME, INC.

(Exact name of registrant as specified in charter)

Nevada	0-31927	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 West 21st Street, 8th Floor

New York, New York 10010

(Address of Principal Executive Offices)

(212) 994-7002

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On Thursday, December 3, 2015, Paul Donfried, Chief Executive Officer of VerifyMe, Inc. (the “Company”), will participate in the LD Micro Main Event at the Luxe Sunset Bel Air Hotel in Los Angeles, California, and will deliver a slide presentation to conference participants and investors (the “Investor Presentation”). A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Investor Presentation will be posted on the Company’s website, www.verifyme.com, on December 2, 2015.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2015

VERIFYME, INC.

By:	/s/ Paul Donfried
Paul Donfried Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation